UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 15, 2006

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

0-27551 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite 9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

(702) 938-9300
(Registrant's telephone
number, including area code)

Qorus.com, Inc.
936A Beachland Boulevard, Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends Item 9.01 of the Registrant’s Current Report on Form 8-K dated June 15, 2006, and filed with the Securities and Exchange Commission on June 19, 2006, regarding the closing of the transactions contemplated by a certain Exchange Agreement dated May 23, 2006, by and among the Registrant, VMdirect, L.L.C., and the members of VMdirect, L.L.C. set forth therein. The purpose of this amendment is to provide unaudited pro forma financial statements as of, and for, the year ended December 31, 2005 and the quarter ended March 31, 2006, as required by Item 9.01(b), which unaudited pro forma financial information was excluded from the original Current Report on Form 8-K as preparation of such statements at that time would have imposed a substantial burden upon the Registrant.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

The audited financial statements of VMdirect for the fiscal years ended December 31, 2005 and 2004 are incorporated herein by reference to Exhibit 99.1 to this Current Report. The unaudited financial statements of VMdirect for the quarterly period ended March 31, 2006 and 2005 are incorporated herein by reference to Exhibit 99.1 to this Current Report.

(b)  Pro forma financial information.

The unaudited pro forma combined balance sheet of the Registrant and VMdirect as of March 31, 2006 and the unaudited pro forma statements of combined operations of the Registrant and VMdirect for the quarter ended March 31, 2006 and the year ended December 31, 2005 are incorporated herein by reference to Exhibit 99.2 to this Current Report.

(c)  Shell company transactions.

Reference is made to the disclosure set forth under Item 9.01(a) and 9.01(b) of this Current Report, which disclosure is incorporated herein by reference.

(d)  Exhibits.

See attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: May 2, 2007	By:	/s/ Lorne Walker
Lorne Walker, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Exchange Agreement by and between Qorus, VMdirect and the members of VMdirect owning a majority of the membership interests thereof, dated May 23, 2006. (1)

3.1	Articles of Incorporation of the Registrant. (2)

3.2	Articles of Amendment filed June 8, 2006. (3)

3.3	Bylaws. (2)

10.1	Financial Advisory Agreement between the Registrant and Keating Securities, LLC. (3)

10.2	Lease Agreement dated September 15, 2005, by and between Patrick Airport Business Center, LLC and VMdirect, LLC. (3)

10.3	Sublease dated August 8, 2005, by and between Public Market Ventures, Inc. and VMdirect, LLC. (3)

10.4	License, Hosting and Services Agreement dated as of May 1, 2005, by and between VMdirect, LLC, a Nevada Limited Liability company, and RazorStream, LLC, a Nevada limited liability company. (3)

99.1
Consolidated financial statements of VMdirect, LLC, a Nevada limited liability company, for the years ended December 31, 2005 and December 31, 2004, and unaudited consolidated financial statements of VMdirect, LLC, a Nevada limited liability company, for the quarter ended March 31, 2006 and 2005. (3)

99.2
Unaudited pro forma combined balance sheet of the Registrant and VMdirect, L.L.C. as of March 31, 2006 and the unaudited pro forma combined statements of operations of the Registrant and VMdirect, L.L.C. for the quarter ended March 31, 2006 and the year ended December 31, 2005.

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 000-27551), filed with Securities and Exchange Commission on May 25, 2006 and incorporated herein by reference.

(2) Filed as an exhibit to the Registrant’s Registration Statement on Form 10-SB, as amended (File No. 000-27551), originally filed with Securities and Exchange Commission on October 15, 1999 and incorporated herein by reference.

(3) Filed as an exhibit to the Form 8-K.